Better Choice Company Q1 2022 Earnings Presentation May 12, 2022

This presentation regarding Better Choice Company, Inc. (“the Company”, “Better Choice”, “BTTR”, “we”, “us” or “our”) is for you to familiarize yourself with the Company. This presentation contains information, statements, beliefs and opinions which are forward-looking, and which reflect current estimates, expectations and projections about future events, referred to herein and which constitute “forward-looking statements” or “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this document, regarding our strategy, future operations, financial position, prospects, plans and objectives of management are forward-looking statements. Statements containing the words “could”, “believe”, “expect”, “intend”, “should”, “seek”, “anticipate”, “will”, “positioned”, “project”, “risk”, “plan”, “may”, “estimate” or, in each case, their negative and words of similar meaning are intended to identify forward-looking statements. By their nature, forward-looking statements involve a number of known and unknown risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond the Company’s control, concerning, among other things, the Company’s anticipated business strategies, anticipated trends in the Company’s business and anticipated market share, that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. These risks, uncertainties and assumptions could adversely affect the outcome and financial effects of the plans and events described herein. In addition, even if the outcome and financial effects of the plans and events described herein are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. Although the Company has attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward-looking information, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated or intended. Forward-looking information contained in this presentation is based on the Company’s current estimates, expectations and projections, which the Company believes are reasonable as of the current date. The Company can give no assurance that these estimates, expectations and projections will prove to have been correct. Given these uncertainties, you should not place undue reliance on these forward-looking statements. All statements contained in this presentation are made only as of the date of this presentation, and the Company undertakes no duty to update this information unless required by law. You are also reminded that during this presentation, certain non-GAAP financial measures, such as Adjusted EBITDA, may be discussed. These measure should not be considered an alternative to net income, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). These measures are not necessarily comparable to a similarly titled measure of another company. Please refer to our reconciliations of these discussed figures with the most comparable GAAP measures. The known risks, uncertainties and factors are described in detail under the caption “Risk Factors” in documents the Company has filed with the Securities and Exchange Commission (the “SEC”). that are incorporated by reference in this presentation. Certain information contained in this presentation may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company cannot guarantee the accuracy of, and has not independently verified, such information. All trademarks, service marks, and trade names appearing in this presentation are the property of their respective holders. 2

3 Note: Premium and super premium segments defined as being sold with a retail price greater than $0.20 per ounce. Executive Team Purpose Built for Success in the Pet Industry Significant Online Recurring Revenue Base (Chewy, Amazon and DTC) Rapidly Growing International Sales ($100m+ contracted in ’21-’25) Asset Light Model with Established Co-Manufacturing Partners Exciting Three-Year Innovation Pipeline Key to Future Growth Portfolio of Established Premium and Super-Premium Pet Products The Most Innovative Premium Pet Food Company in the World 2,000 Brick & Mortar Locations Targeted in 2022 (Petco, PSP, Indy)

• Our goal is to reach millennial pet parents enabling purchase of Halo products wherever, whenever, and however they choose. • Differentiating through thoughtful merchandising of the Halo portfolio that maximizes conversion and margin in store, DTC, and eCommerce channels. • Turning every consumer touchpoint into a dynamic opportunity to connect and convert customers with a consistent and immersive brand experience, end to end. 4 DTC International Pet Specialty E-Comm 2023 Gross Sales Target – $100m

5 Halo is the brand for a new generation of pet parents

Halo Elevate Has Launched in 1,500+ Stores[1]

Represents ~$2.5M of Gross Sales in Q1 '22

petco


HIGH-QUALITY NUTRITION


NATURAL NUTRITION. BACKED BY SCIENCE.

Petco: Seasonal Wall

- Launch Date: May '22
- ~900 Petco Stores
- 4' – 8' Shelf Space
- "Best Choice Brand"

Petco: Dog Aisle

- 1,000+ Stores by July '22
- 167 Stores in Q1 '22
- 4' – 8' Shelf Space
- "Best Choice Brand"

PET SUPPLIES PLUS.


Halo
elevate

Pet Supplies Plus: Dog Aisle

- Launch Date: April '22
- 600+ Stores
- 5' Shelf Space
- "Preferred Brand"

Key Independent Retailers
(Distributor + Direct Sales)


Halo
elevate
Natural Nutrition.
Backed By Science.

Independent Pet (Distribution + Direct Sales)

- Smaller independent accounts managed by Phillips
- Larger independent accounts managed directly by Halo
- 4'+ Shelf Space (Opportunity to grow key local accounts)
- Focus on partner quality in launch year one

1. Estimated Store Count as of May 31, 2022 and may vary based on individual store reset timelines.

BETTER CHOICE COMPANY

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7 SCAN HERE FOR AR EXPERIENCE Compare Brands Answer Questions Incentivize Purchase Augmented Reality Engages Store Associates and Consumers Added 5 New Sales Team Members in 2022 To Support Launch

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9 Halo Holistic Freeze- Dried Raw & Treats • Estimated Q3 ‘22 Production & Q4 ‘22 Launch on Domestic E- Commerce Platforms & DTC Site • Minimal Disruption to Existing Subscriber Base Anticipated • Estimated Q2 ‘22 Production & Gradual Phase in During 2H ‘22 • Minimal Disruption to Existing Subscriber Base Anticipated

International Growth Continues to Exceed Expectations

- On pace to exceed contracted volumes in 2022
- International growth driven by Asian demand for dry cat food (99% Dry Kibble / 88% Cat Food)
- Additional drivers of growth include:



Halo
holistic

+



Halo
elevate
90%
7%
3%
0%
Grain Free
ADULT

+



Holistic Renovation

High Protein Cat Innovation

New Market Opportunities



$7M Q1 '22 Sales

~3x Q1 '21 & +77% Q4 '21

$100M '21–'25 Sales

Aggregate Contracted Minimums

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11 Q4 2021 Q1 2022 Delta $ in millions $ % $ % $ % Gross Sales: Domestic $9.7 71% $12.7 65% $3.1 32% International $3.9 29% $7.0 35% $3.0 77% Total $13.6 100% $19.7 100% $6.1 45% Net Sales: Domestic $7.1 64% $10.1 59% $3.0 43% International $3.9 36% $6.9 41% $3.0 76% Total $11.0 100% $17.0 100% $6.0 55% Gross Margin: Domestic $2.0 28% $3.3 33% $1.3 4% International $0.8 20% $1.4 20% $0.6 0% Total $2.8 25% $4.7 28% $1.9 2% • Sequential domestic growth driven primarily by Halo Elevate launch (~$2.5M incremental sales) and E- Commerce growth (+$500k vs Q4 ’21) • Sequential international growth driven by significant incremental demand in China. March ‘22 was a record month, with $4.6M of international sales • Although commodity costs rose across all categories in Q1 ‘22 vs. Q4 ‘21, we were able to improve gross margin without increasing price by taking key actions: • Shifted production of Halo Holistic domestic kibble to new co-manufacturer in Q4 ‘21 • Optimized mix to focus on higher GM products • Consolidated production runs and in some cases prepaid to secure lowest possible price • Launched Halo Elevate, which was formulated post higher-cost, inflationary macro environment

12 Q1 ‘22 Actions Taken International Margin Upside in 2H ‘22 Domestic gross margin expansion in 1H ’22; Significant International gross margin upside potential in 2H ‘22 Actions Taken in Q1: • Communicated 8-10% price increase in January ‘22 across majority of SKUs, effective April ‘22 • Shifted production of Halo Holistic domestic dry kibble to new manufacturer in Q4 ’21, estimated 10%+ margin improvement on majority of domestic kibble SKUs(1) • Optimized mix, consolidated production runs and selectively prepaid production to secure ingredients & priority run-times • Purchased significant Halo Elevate® inventory to ensure sufficient supply during launch and to lock in direct COGS International Upside • 10% Price Increase Effective April ‘22 • Transition of international kibble production to new co- manufacturer estimated 6/30/22 (regulatory driven timeline) • Beginning in Q3 2022, estimated 10%+ margin improvement on majority of international kibble SKUs(2) • Illustrative Range of Potential Impact to PF BTTR Gross Margin: $ in millions Q1 '22 Q1 '22 - PF Q1 '22 - PF Q1 '22 - PF Actual Scenario 1 Scenario 2 Scenario 3 Gross Margin $ % $ % $ % $ % Domestic $3.3 33% $3.3 33% $3.3 33% $3.3 33% International $1.4 20% $1.7 25% $2.1 30% $2.4 35% Total $4.7 28% $5.1 30% $5.4 32% $5.7 34% Note: Illustrative 25%-35% International GM Range for comparison purposes. 1. Estimated margin improvement for domestic dry kibble based on estimated Q1 ‘22 product costs by SKU. 2. Estimated 10%+ margin improvement for international dry kibble SKUs is consistent with estimated margin improvement realized in Q1 ‘22 for similar domestic dry kibble SKUs (post-transition to new co-manufacturer). This estimate does not account for any increases in input costs from Q1 ‘22 to Q3 ’22 or any variation in diets.

13 $ in miilions 31-Mar-22 31-Dec-21 Current Assets: Cash and cash equivalents $16.5 $21.7 Restricted cash $7.0 $7.2 Accounts receivable, net $9.7 $6.8 Inventories, net $8.3 $5.2 Prepaid expenses and other current assets $2.9 $2.9 Total Current Assets $44.3 $43.9 Current Liabilities: Accounts payable $5.7 $4.6 Accrued and other liabilities $1.4 $1.9 Term loan, net $1.0 $0.9 Operating lease liability $0.0 $0.1 Total Current Liabilities $8.2 $7.3 Long-Term Debt: Term loan, net $4.2 $4.6 Line of credit, net $7.4 $4.9 Total Long-Term Debt $11.6 $9.4 • Accounts Receivable: We generated $8.7M of gross sales in March 2022, an all-time record month for Better Choice, which drove a $2.9M increase in AR relative to December 2021 • Inventory: We strategically purchased inventory in Q1 to ensure a 100% fill rate of Halo Elevate, a key driver in the $3.1M increase in inventory relative to December 2021 • Cash Balances of $23.4M in Q1 ‘22 vs. $28.9M in Q4 ‘21 • Adjusted EBITDA loss of $2.0M consistent with management’s estimates for quarterly cash burn from operations • Strategically utilized our strong cash cushion to secure production capacity and launch Halo Elevate, which increased gross margin

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The World’s Best Food For The World’s Best Kids

Better Choice Company The Most Innovative Pet Food Company In The WorldThank You!